UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2008

FAVRILLE, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 EASTGATE MALL
SAN DIEGO, CALIFORNIA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 729-4441

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933, as amended (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Agreement and Plan of Merger and Reorganization

On November 8, 2008, Favrille, Inc., a Delaware corporation (“Favrille”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Favrille, Montana Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Favrille (“Merger Sub”) and mymedicalrecords.com, Inc., a Delaware corporation (“MMR”).  Pursuant to the Merger Agreement, upon the closing of the transactions contemplated in the Merger Agreement (the “Closing”), Merger Sub will merge with and into MMR, with MMR continuing as the surviving corporation and a wholly-owned subsidiary of Favrille (including all of the transactions described in the Merger Agreement, the “Merger”).  The Merger is structured to be a tax free reorganization under the provisions of Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended.

Under the terms of the Merger Agreement, prior to the Closing, subject to the affirmative vote of holders of a majority of each series of MMR’s preferred stock, all of the outstanding shares of MMR’s preferred stock will be converted to shares of MMR common stock.  At the Closing, Favrille will issue or reserve for issuance 92,599,196 shares of its common stock (the “Merger Shares”) to MMR stockholders in exchange for all of the outstanding capital stock and rights to acquire capital stock of MMR.  Each share of MMR common stock outstanding immediately prior to the Merger will be converted in the right to receive the number of Merger Shares determined by multiplying each share of MMR common stock by an exchange ratio equal to (a) the number of Merger Shares, divided by (b) the total number of shares of MMR common stock outstanding immediately prior to the Merger, on a fully diluted basis (the “Exchange Ratio”). In addition, at the Closing, each option to purchase shares of MMR common stock that is outstanding prior to the Merger, whether vested or unvested, will be substituted or replaced with a new option to purchase shares of Favrille common stock (each, a “New Option” and collectively, the “New Options”) under Favrille’s Amended and Restated 2001 Equity Incentive Plan (the “Favrille Equity Incentive Plan”), and each warrant to purchase shares of MMR capital stock that is outstanding prior to the Merger will be exchanged for a new warrant issued by Favrille or will otherwise become exercisable for shares of Favrille common stock (each, a “New Warrant” and collectively, the “New Warrants”).  The New Options and New Warrants will be exercisable for a number of Merger Shares equal to the number of shares of MMR capital stock underlying the MMR option or MMR warrant being substituted, replaced or amended multiplied by the Exchange Ratio, and the exercise price for the New Option or New Warrant will be calculated by dividing the exercise price for the MMR option or MMR warrant being substituted, replaced or amended by the Exchange Ratio.  Following the Closing, the holders of MMR equity prior to the Merger, on fully diluted basis, will own approximately 64% of the combined company, the holders of Favrille equity prior to the Merger, on a fully diluted basis (but excluding its out of the money options and warrants that would be excluded using the treasury method), will own approximately 29% of the combined company, and certain of Favrille’s officers, directors and trade creditors (collectively, the “Favrille Creditors”) will own up to approximately 7% of the combined company.  Favrille has no contractual obligation to register the Merger Shares under the Securities Act of 1933, as amended (the “Securities Act”).

The Merger Agreement includes customary representations, warranties, covenants and closing conditions for both parties.  MMR’s obligation to close is also subject to the condition that Favrille must have not less than $1,515,000 in cash, inclusive of the aggregate $600,000 advanced to MMR pursuant to the Notes (as defined below) and subject to certain adjustments provided in the Merger Agreement.  Favrille’s obligation to close is also subject to the following closing conditions: (a) the number of shares of MMR common stock and preferred stock that are eligible to exercise appraisal rights pursuant to Delaware or California law in connection with the Merger must be less than 15% of the total outstanding number of shares of MMR common stock and preferred stock, (b) Favrille Creditors holding at least 85% of the dollar value of all known creditor claims against Favrille must have entered into settlement agreements in accordance with the Creditor Plan (as defined below), (c) Favrille must have received audited financial statements of MMR for 2006 and 2007 (the “MMR Audited Financial Statements”), (d) no event shall have occurred that would have a Material Adverse Effect (as defined in the Merger Agreement) on MMR and (e) MMR shall have delivered to Favrille an executed copy of the allonge referenced in Section 1.5 of the Creditor Plan that provides for certain modifications and the suspension of certain rights under an existing promissory note and security agreement between MMR and The RHL Group, Inc., a California corporation and significant stockholder of MMR that is controlled by Robert H. Lorsch, the current CEO of MMR.  In addition, the Merger Agreement contains certain termination rights for both Favrille and MMR.  Both parties have the right to terminate the Merger Agreement on or after December 31, 2008 so long as the terminating party is not in breach of the Merger Agreement and such breach is a principal failure of the Merger to occur by such date.

Subject to the Closing, the Merger Agreement also provides that Favrille’s Board of Directors (the “Board”), post-Closing, will be reduced from eight to seven members with five members and the Chairman of the Board to be nominated by MMR, which directors are expected to be Jack Zwissig, George Rebensdorf, Hector Barreto, Jr., Bernard Stolar and Robert H. Lorsch (Chairman), and two members to be nominated by Favrille, which directors are expected to be David Boyden and Doug Helm.  Following the Closing, the Merger Agreement provides that the Board will nominate Mr. Lorsch as the combined company’s President and Chief Executive Officer and Naj Allana as the combined company’s Senior Vice President and Chief Financial Officer.

The foregoing descriptions of the Merger and the Merger Agreement are qualified in their entirety by reference to the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.  A copy of the joint press release issued by Favrille and MMR announcing the transaction is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Voting Agreements

Concurrent with the execution of the Merger Agreement, the certain holders of MMR equity prior to the Merger, representing approximately 58% of the common stock of MMR and 43% of the total outstanding equity of MMR prior to the Merger on a fully diluted basis, including all of MMR’s current directors, entered into Voting Agreements with Favrille (the “Voting Agreements”).  The Voting Agreements restrict the transfer of shares of MMR capital stock, options and warrants held by such stockholders and include proxies granted to Favrille to vote all shares held by such holders in favor of  the Merger and related transactions, and against any actions that could adversely affect consummation of the Merger, including an alternative acquisition proposal, and in favor of the conversion of MMR’s preferred stock into common stock prior to the Merger.

The foregoing description of the Voting Agreements are qualified in their entirety by reference to the Form of Voting Agreement attached hereto as Exhibit 2.2, and incorporated herein by reference.

Creditor Plan

Concurrent with the execution of the Merger Agreement,  Favrille entered into a Creditor Plan with MMR and Kershaw, Mackie & Co., as the administrative agent (the “Creditor Plan”), which provides for the negotiation and settlement of Favrille’s outstanding liabilities with the Favrille Creditors.  Pursuant to the terms and conditions of the Creditor Plan, when Favrille Creditors holding at least 85% of the dollar value of all known creditor claims against Favrille have entered into settlement agreements in accordance with the Creditor Plan, Favrille may (a) pay up to an aggregate of $1,550,000 in cash to one or more of the Favrille Creditors, with any portion of this amount not otherwise paid out prior to the Closing to be placed in an escrow fund as a reserve to fund settlements with Favrille Creditors, (b) issue one or more interest-free promissory notes to the Favrille Creditors in an aggregate amount not to exceed $1,116,000, with principal payable in 18 equal installments beginning on the six month anniversary of the Closing and (c) issue up to an aggregate of 10,000,000 shares of Favrille common stock, or warrants to acquire shares of Favrille common stock, to the Favrille Creditors that are accredited investors and are willing to take such equity as partial or full payment. As of November 11, 2008, approximately 77% of the dollar value of all known creditor claims have entered into settlement agreements.

The foregoing description of the Creditor Plan is qualified in its entirety by reference to the Creditor Plan attached hereto as Exhibit 10.1, and incorporated herein by reference.

Promissory Notes

On September 30, 2008, concurrent with the execution of the term sheet for the Merger between Favrille and MMR, Favrille advanced MMR $100,000 pursuant to a promissory note issued by MMR to Favrille (the “First Bridge Note”) solely for MMR’s use in paying its out of pocket expenses incurred in connection with the Merger.  On November 10, 2008, Favrille advanced MMR an additional $500,000 pursuant to a promissory note issued by MMR to Favrille (the “Second Bridge Note”, and together with the First Bridge Note, the “Notes”) solely for MMR’s use in paying its out of pocket expenses incurred in connection with the Merger and its operating expenses.  Principal outstanding under the Notes accrues interest at the applicable federal rate of interest per annum, or the maximum rate permissible by the laws in California relating to permissible rates of interest on commercial loans, whichever is less. The principal and interest under the Notes is due and payable in full to Favrille on March 31, 2009, provided that if the Merger occurs, the principal and interest under the Notes will automatically be treated as a contribution to capital from Favrille to MMR and the Notes will be fully discharged.

The foregoing descriptions of the First Bridge Note and the Second Bridge Note are qualified in their entirety by reference to the First Bridge Note and the Second Bridge Note attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

MMR is in the process of having its financial statements audited and has not publicly published any of its financial statements. MMR is in the early stages of the roll-out of its products and development of its revenue-generating business model, has had limited revenue to date and is currently operating at a loss.

Item 3.02       Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Exemption from Registration

The Merger Shares, New Options, New Warrants and shares of Favrille common stock issuable to Favrille Creditors have not been registered under the Securities Act, or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.  Favrille expects to rely on the exemption from the registration requirements of the Securities Act, provided by Section 4(2) thereof and the rules and regulations promulgated thereunder in connection with the issuance of the Merger Shares, New Options, New Warrants and shares of Favrille common stock issuable to Favrille Creditors.  The offer, sale and issuance of the Merger Shares, New Options, New Warrants and shares of Favrille common stock issuable to Favrille Creditors was and will be made without general solicitation or advertising.  The Merger Shares, New Options, New Warrants and shares of Favrille common stock issuable to Favrille Creditors were offered and are expected to be issued only to “accredited investors” as such term is defined in Rule 501 under the Securities Act.

Neither this current report nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of Favrille.

Forward-Looking Statements

The foregoing statements regarding the proposed Merger between Favrille and MMR includes forward looking statements, which are subject to risks and uncertainties, including but not limited to statements regarding:

•                  the proposed transaction, including the timing for closing,

•                  the potential value created by the proposed merger for Favrille’s and MMR’s stakeholders,

•                  the benefits provided by MMR’s products, including cost reductions, improved care, and reduced medical errors and deaths,

•                  proposed reforms to the U.S. healthcare system,

•                  the role of MMR products in lowering the healthcare system’s overall cost,

•                  MMR’s access to the investment community and financing post-closing,

•                  conditions to Closing the Merger, including:

•             Favrille’s ability to settle creditor claims,

•             the continued listing or trading of the combined company’s common stock on the OTC Bulletin Boards, and

•             MMR’s ability to obtain patent protection for its intellectual property.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Favrille’s actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to:

•                  the risk that Favrille and MMR may not be able to complete the proposed Merger in a timely manner or at all,

•                  the risk MMR’s products are not adopted or viewed favorably by the healthcare community,

•                  the risk that Favrille’s cash at Closing will be lower than currently anticipated,

•                  risks related to the current uncertainty and instability in financial and lending markets,

•                  risks related to the listing status of Favrille’s common stock on the OTC Bulletin Boards,

•                  risks relating to Favrille’s ability to negotiate settlements with the Favrille Creditors,

•                  risks relating to the ability of Favrille and MMR to satisfy conditions to closing the proposed Merger, and

•                  additional risks discussed in Favrille’s filings with the Securities and Exchange Commission.

The combined company will also be subject to a number of risk and uncertainties, including:

•                  risks relating to the need to have access to additional capital to finance the business until it can generate sufficient cash flow from operations and risks relating to the adoption of personal health care records, and

•                  the development of a viable revenue generating business model.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

2.1	*	Agreement and Plan of Merger and Reorganization, dated as of November 8, 2008, by and among Favrille, Inc., Montana Merger Sub, Inc. and mymedicalrecords.com, Inc.

2.2		Form of Voting Agreement, dated as of November 8, 2008, by and among Favrille, Inc. and certain stockholders of mymedicalrecords.com, Inc.

10.1		Creditor Plan dated as of November 8, 2008, by and among Favrille, Inc., mymedicalrecords.com, Inc. and Kershaw, Mackie & Co. as the administrative agent.

10.2		Promissory Note dated September 30, 2008 issued by mymedicalrecords, Inc. to Favrille, Inc.

10.3		Promissory Note dated November 10, 2008 issued by mymedicalrecords, Inc. to Favrille, Inc.

99.1		Joint Press Release of Favrille, Inc. and mymedicalrecords, Inc. dated November 10, 2008.

* Confidential treatment has been requested with respect to certain portions of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAVRILLE, INC.

	By:	/s/ Tamara A. Seymour
Date: November 13, 2008		Tamara A. Seymour
Chief Financial Officer

Exhibit List

2.1	*	Agreement and Plan of Merger and Reorganization, dated as of November 8, 2008, by and among Favrille, Inc., Montana Merger Sub, Inc. and mymedicalrecords.com, Inc.

2.2		Form of Voting Agreement, dated as of November 8, 2008, by and among Favrille, Inc. and certain stockholders of mymedicalrecords.com, Inc.

10.1		Creditor Plan dated as of November 8, 2008, by and among Favrille, Inc., mymedicalrecords.com, Inc. and Kershaw, Mackie & Co. as the administrative agent.

10.2		Promissory Note dated September 30, 2008 issued by mymedicalrecords, Inc. to Favrille, Inc.

10.3		Promissory Note dated November 10, 2008 issued by mymedicalrecords, Inc. to Favrille, Inc.

99.1		Joint Press Release of Favrille, Inc. and mymedicalrecords, Inc. dated November 10, 2008.

* Confidential treatment has been requested with respect to certain portions of this exhibit.